UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2015

Date of reporting period:	March 1, 2014 – August 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Semiannual report 8|31|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Semiannual report
8 | 31 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Trustee approval of management contract	17
Financial statements	22

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has continued to climb this year. With a better-than-expected second-quarter earnings season, the S&P 500 Index was up 8.34% for the first nine months of 2014. This benchmark eclipsed the 2000 level for the first time in late August — one of many record highs set year to date. Government bonds, including municipal bonds, and other fixed-income securities have also performed well, particularly as interest rates have remained steady and even declined from historically low levels.

In the United States, economic indicators have gradually improved. Notably, second-quarter GDP expanded at a seasonally adjusted annual rate of 4.6%, according to a revised estimate released by the Bureau of Economic Analysis. In addition, the unemployment rate has steadily declined, and data show that the housing and manufacturing sectors are gaining strength. World markets have lagged, however. Geopolitical risk has increased in the Middle East and Eastern Europe, although there has been little negative impact on oil and commodity prices to date. In Europe, a sputtering recovery ground to a halt in the second quarter. The European Central Bank has responded by cutting interest rates further and announcing asset- and bond-buying programs to help lift the region out of its economic doldrums.

As U.S. markets enter the fourth quarter on a high note and geopolitical concerns continue, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

October 10, 2014

Putnam Floating Rate Income Fund

A specialized income fund that focuses primarily on bank loans

Floating-rate bank loans are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund's managers each have more than 25 years of investment experience

Featured from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Common stock offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

2 Floating Rate Income Fund

Floating Rate Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 8/31/14

The fund — class A shares before sales charge
Putnam Floating Rate Income Fund (PFLRX)
Fund's primary benchmark
Barclays U.S. High Yield Loan Index
Fund's secondary benchmark
S&P/LSTA Leveraged Loan Index (LLI)*
Fund's Lipper peer group average
Loan Participation Funds
3.88
5.21
3.85
3.94
5.21
3.86
6.35
7.21
7.28
6.62
6.79
7.22
7.02
6.46
3.90
4.70
4.73
4.14
1.24
1.88
1.88
1.31
LIFE OF FUND†
(since 8/4/04)
10 YEARS†
5 YEARS
3 YEARS
1 YEAR
6 MONTHS‡

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*These returns are from 8/31/04 to 8/31/14 because only data from the month-end following the fund’s inception date (8/4/04) are available.

†The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

‡Returns for the six-month period are not annualized, but cumulative.

4     Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

Paul, what was the market environment like for floating-rate bank loans during the six months ended August 31, 2014?

Floating-rate bank loans registered a modestly positive return for the six-month period, but lagged the performance of both high-yield bonds and the broad investment-grade fixed-income market. With 10- and 30-year U.S. Treasury yields declining during this period, demand for bank loans also declined as investors gravitated to bonds with longer maturities and greater interest-rate sensitivity.

On a year-to-date basis through August 31, 2014 bank-loan new-issue volume totaled $380 billion, considerably below the $470 billion priced during the same period in 2013. This decline in issuance was largely due to a significant drop-off in repricing and refinancing activity, with repricing/refinancing accounting for 54% of loan issuance year-to-date in 2014, down from 71% in the year-to-date 2013 period. After 95 consecutive weeks of inflows, mutual fund outflows totaled $4 billion during the year-to-date period, although weekly withdrawals steadily declined in August. Lower-rated split B/Caa-rated loans outperformed higher-rated loans, as well as the fund’s primary and secondary benchmarks, by a sizable margin. The top-performing industries were utilities, diversified media, and broadcasting, and the weakest-performing industries were gaming/lodging/leisure, cable and satellite, and food/beverages.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Floating Rate Income Fund     5

TXU Energy, a Texas electric utility controlled by Energy Future Intermediate Holdings — a large issuer in both the high-yield and bank-loan markets — declared bankruptcy in April, but the event was anticipated and did not disrupt either market.

For investors who may be new to the fund, can you explain how floating-rate bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. This means that in the event of bankruptcy, bank-loan investors will typically be paid back before bondholders, if any assets remain available for distribution. Historically, when bankruptcy occurs, bank-loan investors have been repaid more of their principal than holders of high-yield bonds or other debt instruments. We call this the “recovery rate.” According to Moody’s Investors Service, from 1987 through 2012, the average recovery rate for bank loans was about 81%, while recovery rates for other types of unsecured and secured corporate debt ranged from roughly 29% to about 64%.

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. This feature can potentially make bank loans less subject to short-term interest-rate risk versus

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 8/31/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of Moody’s’ prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     Floating Rate Income Fund

“If interest rates move higher, the
floating-rate nature of bank loans may
attract investors to the asset class.”

Paul Scanlon

longer-term investment-grade or high-yield bonds that carry fixed coupons.

Turning to performance, the fund performed about in line with the average return of its Lipper peer group but trailed its primary and secondary benchmarks. What factors hampered its relative performance?

Underweights in utilities, technology, and diversified media worked against the fund’s performance versus the benchmarks, as did lighter-than-benchmark exposure to lower-rated loans.

In terms of individual holdings, we had a substantial underweight in the loans issued by index component Energy Future Intermediate Holdings. Despite the TXU Energy bankruptcy filing during the period, the prices of the company’s loans rose as an increasing number of investors sought to position themselves for a potential post-restructuring rise in the value of Energy Future Intermediate Holding’s assets. We preferred to wait and update our assessment of the relative risk of Energy Future Intermediate Holding’s loans as TXU Energy progresses through the bankruptcy process. Elsewhere, an underweight in global

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund     7

payments processing company First Data also dampened the fund’s relative return.

Which areas helped the fund’s performance versus the benchmark?

An overweight in chemicals, along with beneficial overall positioning in retail and gaming/lodging/leisure, were the primary contributors to relative performance.

Looking at individual holdings, contributors included overweights in Air Medical Group Holdings, an operator of helicopter ambulances, and telecommunication services provider Avaya.

What is your outlook for the bank-loan market over the coming months?

Against the backdrop of continued solid improvement in U.S. economic indicators, it is possible that the Federal Reserve could begin raising the federal funds rate, its target for short-term interest rates, sometime during the first half of 2015. That said, European Central Bank policy, both current and anticipated, is stimulating demand for U.S. bonds and effectively keeping U.S. interest rates low, which could keep the Fed on hold for some time.

Corporations have taken a conservative approach toward managing their assets and liabilities, and a majority of bank-loan issuers have strong balance sheets. Consequently, default risk is relatively low. U.S. corporate

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Floating Rate Income Fund

earnings continue to trend higher, and revenue growth could become a more meaningful driver of earnings growth during the balance of 2014 and into 2015.

From 1995 to 2007, the bank-loan market generally traded in a narrow range near par, or face value; volatility was minimal; and most of an investor’s return came from coupon income, or a loan’s stated interest rate. During the 2007 to 2008 financial crisis, market volatility dramatically increased and bank loans, along with most other asset classes, were severely punished. The market recovered in 2009 and 2010, but it wasn’t until 2013 that bank debt reverted to generating coupon-like total returns, which was commonplace until 2007.

Looking ahead, as long as there isn’t a major macroeconomic upheaval, such as occurred in 2007 to 2008, I believe the market is likely to perform much like it did before the financial crisis. Issuers have refinanced their loans and extended the maturities out to several years from now. As a result, given the supportive fundamental backdrop, I believe the bank-loan default rate could remain low for some time. What’s more, if interest rates move higher, the floating-rate nature of bank loans — which allows their coupons to reset higher as rates move up — may attract investors to the asset class, increasing demand for loans and helping to keep prices relatively high.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Floating Rate Income Fund     9

IN THE NEWS

A pledge two years ago by the European Central Bank (ECB) to “do whatever it takes” to save the euro is reflected in a landmark decision made early this September. The ECB instituted a bond-buying program that earmarked upward of €700 billion, or $906 billion, aimed at jump-starting lending activity and, ultimately, at reigniting Europe’s decelerating economic recovery. In addition, the ECB slashed its main refinancing rate to a record low of 0.05% and drove its deposit rate deeper into negative territory. This means banks will now pay an even greater premium for parking money at the ECB for short periods of time rather than lending it to businesses. The new measures also seek to lift the eurozone’s historically low inflation rate to its target of 2%. Still, skeptics fear that more intensive fiscal and structural reforms among the 18-nation euro currency bloc will be needed to stimulate a long-term European economic recovery.

10     Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	3.88%	3.77%	3.47%	3.47%	3.09%	3.09%	3.76%	3.69%	3.61%	4.11%
10 years	47.16	45.69	41.53	41.53	36.37	36.37	45.58	44.49	43.36	50.59
Annual average	3.94	3.83	3.53	3.53	3.15	3.15	3.83	3.75	3.67	4.18
5 years	36.02	34.66	34.44	34.44	31.03	31.03	35.75	34.73	34.34	37.88
Annual average	6.35	6.13	6.10	6.10	5.55	5.55	6.30	6.14	6.08	6.63
3 years	21.79	20.57	21.06	21.06	19.09	19.09	21.60	20.69	20.74	22.84
Annual average	6.79	6.43	6.58	6.58	6.00	6.00	6.74	6.47	6.48	7.10
1 year	3.90	2.86	3.69	2.69	3.12	2.12	3.84	3.07	3.52	4.16
6 months	1.24	0.23	1.14	0.15	0.75	–0.24	1.22	0.46	1.00	1.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund     11

Comparative index returns For periods ended 8/31/14

	Barclays U.S. High Yield Loan Index*	S&P/LSTA Leveraged Loan Index (LLI)†	Lipper Loan Participation Funds category average‡
Annual average (life of fund)	—	5.21%	3.85%
10 years	—	66.11	46.31
Annual average	—	5.21	3.86
5 years	41.64%	42.07	37.96
Annual average	7.21	7.28	6.62
3 years	23.27	22.58	20.69
Annual average	7.22	7.02	6.46
1 year	4.70	4.73	4.14
6 months	1.88	1.88	1.31

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

†These returns are from 8/31/04 to 8/31/14 because only data from the month-end following the fund’s inception date (8/4/04) are available.

‡Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/14, there were 206, 185, 144, 91, 35, and 35 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	3.76%	3.66%	3.36%	3.36%	2.99%	2.99%	3.65%	3.57%	3.50%	4.00%
10 years	45.67	44.22	40.15	40.15	35.27	35.27	44.12	43.04	42.07	49.10
Annual average	3.83	3.73	3.43	3.43	3.07	3.07	3.72	3.64	3.57	4.08
5 years	32.14	30.82	30.49	30.49	27.28	27.28	31.73	30.74	30.50	33.79
Annual average	5.73	5.52	5.47	5.47	4.94	4.94	5.67	5.51	5.47	5.99
3 years	20.62	19.41	19.89	19.89	17.94	17.94	20.43	19.53	19.72	21.51
Annual average	6.45	6.09	6.23	6.23	5.65	5.65	6.39	6.13	6.18	6.71
1 year	2.86	1.83	2.65	1.66	2.20	1.21	2.80	2.03	2.60	3.11
6 months	0.25	–0.75	0.15	–0.83	–0.12	–1.11	0.23	–0.52	0.13	0.38

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

12     Floating Rate Income Fund

Fund price and distribution information For the six-month period ended 8/31/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	6		6	6	6		6	6
Income	$0.160979		$0.151914	$0.127195	$0.158679		$0.149656	$0.172359
Capital gains	—		—	—	—		—	—
Total	$0.160979		$0.151914	$0.127195	$0.158679		$0.149656	$0.172359
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
2/28/14	$9.00	$9.09	$9.00	$9.00	$9.00	$9.07	$9.00	$9.01
8/31/14	8.95	9.04	8.95	8.94	8.95	9.02	8.94	8.96
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate 1	3.90%	3.86%	3.68%	3.11%	3.84%	3.81%	3.64%	4.16%
Current 30-day SEC yield 2	N/A	3.34	3.17	2.63	N/A	3.30	3.12	3.62

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 2/28/14	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%
Annualized expense ratio for the six-month period ended 8/31/14	0.99%	1.19%	1.74%	1.04%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Floating Rate Income Fund     13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2014, to August 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.02	$6.03	$8.80	$5.27	$6.28	$3.76
Ending value (after expenses)	$1,012.40	$1,011.40	$1,007.50	$1,012.20	$1,010.00	$1,013.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2014, use the following calculation method. To find the value of your investment on March 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$5.04	$6.06	$8.84	$5.30	$6.31	$3.77
Ending value (after expenses)	$1,020.21	$1,019.21	$1,016.43	$1,019.96	$1,018.95	$1,021.48

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14     Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

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S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2014, Putnam employees had approximately $498,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16     Floating Rate Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

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• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

18     Floating Rate Income Fund

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

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differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Loan Participation Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 175, 112 and 92 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

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Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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The fund’s portfolio 8/31/14 (Unaudited)

SENIOR LOANS (87.3%)*[c]	Principal amount	Value
Advertising and marketing services (0.7%)
Lions Gate Entertainment Corp. bank term loan FRN 5s, 2020	$3,000,000	$3,033,750
Van Wagner Communications, Inc. bank term loan FRN Ser. B, 6 1/4s, 2018	2,906,595	2,926,578
		5,960,328
Automotive (1.3%)
Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/2s, 2017	2,229,361	2,224,983
Chrysler Group, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	3,192,000	3,160,878
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	3,440,367	3,466,170
Visteon Corp. bank term loan FRN Ser. DD, 3 1/2s, 2021	2,500,000	2,472,658
		11,324,689
Basic materials (7.8%)
AIlnex Luxembourg & CY SCA bank term loan FRN 8 1/4s, 2020 (Luxembourg)	190,506	192,411
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1, 4 1/2s, 2019 (Luxembourg)	2,163,276	2,161,924
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2, 4 1/2s, 2019 (Luxembourg)	1,122,420	1,121,718
Appvion, Inc. bank term loan FRN 5 3/4s, 2019	3,952,556	3,944,323
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	4,000,000	3,972,500
Axalta Coating Systems US Holdings, Inc. bank term loan FRN 3 3/4s, 2020	3,960,000	3,933,599
AZ Chem US, Inc. bank term loan FRN 7 1/2s, 2022	2,000,000	2,015,000
AZ Chem US, Inc. bank term loan FRN 4 1/2s, 2021	1,969,863	1,978,071
Emerald Performance Materials, LLC bank term loan FRN 7 3/4s, 2022	1,000,000	996,875
Emerald Performance Materials, LLC bank term loan FRN 4 1/2s, 2021	1,000,000	997,000
Exopack, LLC bank term loan FRN Ser. B, 5 1/4s, 2019	5,472,500	5,513,544
Ferro Corp. bank term loan FRN Ser. B, 4 1/4s, 2021	4,000,000	3,985,000
FMG Resources, Ltd. bank term loan FRN Ser. B, 3 3/4s, 2019 (Australia)	4,465,803	4,446,574
HD Supply, Inc. bank term loan FRN Ser. B, 4s, 2018	3,952,229	3,935,998
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	6,725,665	6,677,328
Momentive Performance Materials USA, Inc. bank term loan FRN 4s, 2015	1,000,000	1,000,000
Nexeo Solutions, LLC bank term loan FRN 5s, 2017	982,500	977,588
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	2,960,550	2,949,448
Orion Engineered Carbons GmbH bank term loan FRN Ser. B, 5s, 2021 (Germany)	3,000,000	2,992,500
Oxbow Carbon & Minerals, LLC bank term loan FRN 8s, 2020	1,000,000	1,013,125
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	774,000	774,645
Polymer Group, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019	2,545,119	2,561,026
Polymer Group, Inc. bank term loan FRN Ser. DD, 2 1/8s, 2019 U	249,639	249,014
Quikrete Cos., Inc. (The) bank term loan FRN 7s, 2021	2,000,000	2,017,500
Solenis International LP bank term loan FRN 7 3/4s, 2022	2,000,000	1,981,666
TMS International Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	4,975,000	4,962,563
Tronox, Ltd. bank term loan FRN Ser. B, 4s, 2020	2,987,418	2,981,817
		70,332,757

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SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Broadcasting (2.4%)
Clear Channel Communications, Inc. bank term loan FRN Ser. D, 6.905s, 2019	$9,612,000	$9,428,776
Entercom Radio, LLC bank term loan FRN Ser. B , 4s, 2018	1,596,000	1,592,409
Sinclair Television Group, Inc. bank term loan FRN Ser. B, 3s, 2020	3,969,907	3,904,404
Univision Communications, Inc. bank term loan FRN 4s, 2020	7,277,573	7,227,540
		22,153,129
Building materials (1.3%)
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	3,970,000	3,955,113
Nortek, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	4,000,000	3,981,668
Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	3,930,000	3,900,525
		11,837,306
Capital goods (6.3%)
Accudyne Industries Borrower SCA bank term loan FRN 4s, 2019 (Luxembourg)	2,276,234	2,265,802
ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	2,992,405	2,945,649
Berry Plastics Group, Inc. bank term loan FRN Ser. E, 3 3/4s, 2021	1,995,000	1,964,363
Doosan Bobcat AS bank term loan FRN Ser. B, 4 1/2s, 2021 (Norway)	2,500,000	2,505,208
Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	3,543,225	3,531,415
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	6,000,000	5,948,748
Generac Power Systems, Inc. bank term loan FRN Ser. B, 3 1/4s, 2020	4,912,500	4,863,375
Husky Injection Molding Systems, Ltd. bank term loan FRN 7 1/4s, 2022 (Canada)	2,000,000	2,010,000
Husky Injection Molding Systems, Ltd. bank term loan FRN 4 1/4s, 2021 (Canada)	2,000,000	1,994,166
INA Beteiligungsgesellschaft mbH bank term loan FRN Ser. E, 3 3/4s, 2020 (Germany)	3,050,000	3,043,464
Manitowoc Co., Inc. (The) bank term loan FRN Ser. B, 3 1/4s, 2021	997,500	992,513
Mirror Bidco Corp. bank term loan FRN Ser. B, 4 1/4s, 2019 (Luxembourg)	3,461,169	3,448,189
OPE USIC Holdings, Inc. bank term loan FRN 4s, 2020	1,980,000	1,960,200
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, 4s, 2018	3,004,403	2,997,360
Sequa Corp. bank term loan FRN Ser. B, 5 1/4s, 2017	1,477,500	1,443,333
Signode Industrial Group US, Inc. bank term loan FRN Ser. B, 4s, 2021	2,370,370	2,348,148
SRAM, LLC bank term loan FRN 4.014s, 2020	4,186,331	4,123,536
TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	5,929,799	5,892,738
TransDigm, Inc. bank term loan FRN Ser. D, 3 3/4s, 2021	2,400,000	2,380,286
		56,658,493
Commercial and consumer services (4.4%)
Garda World Security Corp. bank term loan FRN Ser. B, 4s, 2020 (Canada)	4,466,658	4,438,742
Garda World Security Corp. bank term loan FRN Ser. DD, 4s, 2020 (Canada)	1,142,633	1,135,492
IMC OP LP bank term loan FRN 5 1/4s, 2020	5,000,000	4,962,500

24     Floating Rate Income Fund

SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Commercial and consumer services cont.
Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	$4,300,000	$4,307,525
Orbitz Worldwide, Inc. bank term loan FRN 4 1/2s, 2021	2,977,500	2,971,917
Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	2,041,975	2,030,744
Sabre GLBL, Inc. bank term loan FRN Ser. B2, 4s, 2019	3,970,000	3,953,457
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	8,310,000	8,339,085
Travelport, LLC bank term loan FRN 9 1/2s, 2016	2,941,080	2,975,393
Travelport, LLC bank term loan FRN 6 1/4s, 2019	4,887,925	4,963,282
		40,078,137
Communication services (7.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,460,000	2,536,875
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	5,697,214	5,710,438
Atlantic Broadband Penn, LLC bank term loan FRN Ser. B, 3 1/4s, 2019	1,798,333	1,777,541
Charter Communications Operating, LLC bank term loan FRN Ser. E, 3s, 2020	5,442,519	5,347,275
Charter Communications Operating, LLC bank term loan FRN Ser. G, 4 1/4s, 2021	5,000,000	5,028,905
Crown Castle Operating Co. bank term loan FRN Ser. B2, 3s, 2021	2,385,838	2,370,926
Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, 3 3/4s, 2019 (Bermuda)	1,839,628	1,826,407
Level 3 Financing, Inc. bank term loan FRN Ser. B, 4s, 2019	1,050,000	1,046,500
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	4,000,000	3,984,000
LTS Buyer, LLC bank term loan FRN 8s, 2021	158,125	158,718
LTS Buyer, LLC bank term loan FRN Ser. B, 4s, 2020	4,455,000	4,427,156
Numericable Group SA bank term loan FRN Ser. B2, 4 1/2s, 2020 (France)	1,442,562	1,446,683
Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s, 2020	1,667,438	1,672,202
SBA Senior Finance II, LLC bank term loan FRN Ser. B, 3 1/4s, 2021	5,000,000	4,947,915
Telesat Canada bank term loan FRN Ser. B, 3 1/2s, 2019 (Canada)	3,703,125	3,675,352
U.S. TelePacific Corp. bank term loan FRN 5 3/4s, 2017	2,184,414	2,184,414
Virgin Media Investment Holdings, Ltd. bank term loan FRN Ser. B, 3 1/2s, 2020 (United Kingdom)	2,500,000	2,465,625
Wide Open West Finance, LLC bank term loan FRN Ser. B, 4 3/4s, 2019	3,950,000	3,950,000
Windstream Corp. bank term loan FRN Ser. B4, 3 1/2s, 2020	2,955,000	2,940,225
Windstream Corp. bank term loan FRN Ser. B5, 3 1/2s, 2019	1,473,844	1,467,702
Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019	6,238,929	6,206,761
		65,171,620
Consumer staples (8.5%)
Affinion Group, Inc. bank term loan FRN 6 3/4s, 2018	2,872,963	2,841,840
Big Heart Pet Brands bank term loan FRN 3 1/2s, 2020	3,491,250	3,427,971
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	4,760,070	4,717,229
Dave & Buster’s, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	4,000,000	3,986,668
DE Master Blenders 1753 NV bank term loan FRN Ser. B2, 4 1/4s, 2021 (Netherlands)	2,500,000	2,462,500
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	957,500

Floating Rate Income Fund     25

SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Consumer staples cont.
Del Monte Foods, Inc. bank term loan FRN 4 1/4s, 2021	$3,064,600	$3,025,336
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	7,912,519	7,901,639
Hearthside Group Holdings, LLC bank term loan FRN Ser. B, 4 1/2s, 2021	4,000,000	4,010,000
Hertz Corp. (The) bank term loan FRN Ser. B, 3s, 2018	1,975,000	1,940,848
JBS USA, LLC bank term loan FRN 3 3/4s, 2020	1,488,750	1,481,306
Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	4,682,067	4,670,362
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	4,855,000	4,830,725
Pinnacle Foods Finance, LLC bank term loan FRN Ser. H, 3 1/4s, 2020	1,488,750	1,469,831
Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp. bank term loan FRN Ser. G, 3 1/4s, 2020	2,594,402	2,564,133
Prestige Brands, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	1,265,127	1,259,328
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	2,487,500	2,478,950
Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,921,375
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,003,750
Rite Aid Corp. bank term loan FRN Ser. 7, 3 1/2s, 2020	4,950,094	4,919,156
Spectrum Brands Holdings, Inc. bank term loan FRN 3 1/2s, 2019	1,297,339	1,289,231
Sprouts Farmers Markets, Inc. bank term loan FRN 4s, 2020	2,066,429	2,061,262
US Foods, Inc. bank term loan FRN 4 1/2s, 2019	3,960,000	3,952,575
WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,335,000	1,328,325
WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	734,162	730,491
WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	381,746	379,838
World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	4,722,705	4,651,865
		77,264,034
Energy (5.1%)
American Energy-Marcellus, LLC bank term loan FRN 8 1/2s, 2021	890,000	895,191
American Energy-Marcellus, LLC bank term loan FRN 5 1/4s, 2020	1,850,000	1,851,541
EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	4,143,333	4,106,043
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	2,960,000	3,014,884
Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	4,965,001	4,953,210
FTS International, Inc. bank term loan FRN Ser. B, 5 3/4s, 2021	2,692,364	2,705,405
MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s, 2020 (Canada)	3,481,706	3,472,379
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	824,563	820,784
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s, 2017 (Cayman Islands)	3,164,000	3,152,135
Paragon Offshore Finance Co. bank term loan FRN Ser. B, 3 3/4s, 2021 (Cayman Islands)	5,000,000	4,937,500
Quicksilver Resources, Inc. bank term loan FRN 7s, 2019	1,775,000	1,697,344
Samson Investment Co. bank term loan FRN 5s, 2018	4,000,000	3,955,716
Seventy Seven Energy, Inc. bank term loan FRN 3 3/4s, 2021	3,000,000	3,000,000
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,700,000	2,754,000
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	5,353,512	5,356,858
		46,672,990

26     Floating Rate Income Fund

SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Entertainment (1.2%)
AMC Entertainment, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	$1,975,000	$1,965,830
Delta 2 (Lux) Sarl bank term loan FRN 7 3/4s, 2022 (Luxembourg)	1,000,000	1,005,000
Delta 2 (Lux) Sarl bank term loan FRN 4 3/4s, 2021 (Luxembourg)	4,000,000	3,973,752
NEP/NCP Holdco, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	2,478,788	2,460,197
Six Flags Theme Parks, Inc. bank term loan FRN Ser. B, 3 1/2s, 2018	1,867,062	1,864,145
		11,268,924
Financials (4.8%)
Alliant Holdings I, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	2,421,310	2,414,247
Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s, 2020 (Luxembourg)	4,937,625	4,740,120
Capital Automotive LP bank term loan FRN 6s, 2020	2,000,000	2,032,500
Delos Finance SARL bank term loan FRN Ser. B, 3 1/2s, 2021 (Luxembourg)	2,500,000	2,487,500
Guggenheim Partners Investment Management Holdings, LLC bank term loan FRN Ser. B, 4s, 2020	1,985,000	1,973,834
HUB International, Ltd. bank term loan FRN Ser. B, 4 1/4s, 2020	5,455,075	5,405,979
iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	449,531	462,642
Nuveen Investments, Inc. bank term loan FRN 6 1/2s, 2019	2,315,000	2,316,158
Nuveen Investments, Inc. bank term loan FRN 4.155s, 2017	4,875,386	4,865,230
Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018	3,456,250	3,410,455
Starwood Property Trust, Inc. bank term loan FRN 3 1/2s, 2020	4,947,425	4,896,407
USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	3,940,225	3,920,524
Walter Investment Management Corp. bank term loan FRN Ser. B, 4 3/4s, 2020	4,620,831	4,509,644
		43,435,240
Gaming and lottery (6.1%)
Amaya BV bank term loan FRN 8s, 2022 (Netherlands)	2,000,000	2,025,000
Amaya BV bank term loan FRN 5s, 2021 (Netherlands)	3,000,000	2,969,064
American Casino & Entertainment Properties, LLC bank term loan FRN 11 1/4s, 2020	2,000,000	2,080,000
American Casino & Entertainment Properties, LLC bank term loan FRN 4 1/2s, 2019	3,950,050	3,950,050
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 6.948s, 2017	8,783,949	8,220,309
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	675,000	651,375
CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	2,250,000	2,320,313
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	3,530,000	3,522,647
Gateway Casinos & Entertainment, Inc. bank term loan FRN Ser. B, 5.499s, 2019	3,970,000	3,614,734
Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	2,040,745	2,063,703
Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	874,605	884,444
Marina District Finance Co, Inc. bank term loan FRN Ser. B, 6 3/4s, 2018	995,000	1,003,448
Penn National Gaming, Inc. bank term loan FRN Ser. B, 3 1/4s, 2020	3,731,250	3,709,930

Floating Rate Income Fund     27

SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Gaming and lottery cont.
Pinnacle Entertainment, Inc. bank term loan FRN Ser. B2, 3 3/4s, 2020	$2,366,589	$2,354,757
ROC Finance, LLC bank term loan FRN 5s, 2019	5,959,975	5,781,176
Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	4,785,200	4,765,763
Yonkers Racing Corp. bank term loan FRN 8 3/4s, 2020	2,000,000	1,800,000
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	3,763,796	3,537,968
		55,254,681
Health care (9.8%)
Akorn, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	3,000,000	2,993,751
Akorn, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	5,000,000	4,989,585
AmSurg Corp. bank term loan FRN Ser. B, 3 3/4s, 2021	4,500,000	4,493,250
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	3,870,246	3,872,665
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	5,392,688	5,405,328
ConvaTec, Inc. bank term loan FRN Ser. B, 4s, 2016	4,312,364	4,301,583
Emergency Medical Services Corp. bank term loan FRN Ser. B, 4s, 2018	4,000,000	3,985,832
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.155s, 2021	8,299,200	8,234,649
IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	4,865,169	4,860,304
Kinetic Concepts, Inc. bank term loan FRN 4s, 2018	3,882,458	3,863,046
MPH Acquistion Holdings, LLC bank term loan FRN Ser. B, 4s, 2021	6,497,818	6,459,916
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	4,850,000	4,844,612
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B, 4s, 2019	5,206,613	5,172,989
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	7,400,000	7,327,539
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	2,054,380	2,053,352
Quintiles Transnational Corp. bank term loan FRN Ser. B3, 3 3/4s, 2018	7,140,000	7,081,988
Surgical Care Affiliates, Inc. bank term loan FRN Ser. B-DD, 4s, 2018	2,970,000	2,962,575
United Surgical Partners International, Inc. bank term loan FRN 4 3/4s, 2019	2,468,750	2,465,664
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. C2, 3 3/4s, 2019	1,918,785	1,911,590
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. D2, 3 3/4s, 2019	1,918,785	1,911,590
		89,191,808
Homebuilding (0.8%)
Realogy Group, LLC bank term loan FRN 4.4s, 2016	161,425	159,811
Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	6,915,238	6,866,257
		7,026,068
Household furniture and appliances (0.5%)
Tempur Sealy International, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	4,431,431	4,405,951
		4,405,951

28     Floating Rate Income Fund

SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Leisure (0.6%)
Steinway Musical Instruments, Inc. bank term loan FRN 4 3/4s, 2019	$4,972,475	$4,966,259
		4,966,259
Lodging/Tourism (2.3%)
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	4,215,000	4,114,894
CityCenter Holdings, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	5,591,978	5,582,192
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	6,586,579	6,538,095
MGM Resorts International bank term loan FRN Ser. B, 3 1/2s, 2019	4,925,000	4,892,165
		21,127,346
Media (1.1%)
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	7,004,010	6,606,140
TWCC Holding Corp. bank term loan FRN 7s, 2020	3,000,000	2,957,814
		9,563,954
Publishing (0.9%)
SuperMedia, Inc. bank term loan FRN 11.6s, 2016	1,772,044	1,523,958
Tribune Co. bank term loan FRN Ser. B, 4s, 2020	6,731,430	6,720,916
		8,244,874
Retail (4.9%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	5,436,430	5,419,441
Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B, 4 1/4s, 2021	8,000,000	7,920,000
JC Penney Corp., Inc. bank term loan FRN 6s, 2018	4,974,874	4,996,018
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	3,025,000	3,023,739
Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	3,793,324	3,698,491
Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	2,885,671	2,867,636
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	8,982,232	8,910,374
Petco Animal Supplies, Inc. bank term loan FRN 4s, 2017	2,895,000	2,884,144
Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	2,000,000	1,980,000
Talbots, Inc. (The) bank term loan FRN 4 3/4s, 2020	2,992,500	2,977,538
		44,677,381
Technology (5.3%)
Avago Technologies, Ltd. bank term loan FRN Ser. B, 3 3/4s, 2020	4,615,000	4,608,405
Avaya, Inc. bank term loan FRN Ser. B3, 4.655s, 2017	2,513,326	2,440,618
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	4,480,491	4,485,159
BMC Software, Inc. bank term loan FRN 5s, 2020	4,801,389	4,782,635
Dell, Inc. bank term loan FRN Ser. B, 4 1/2s, 2020	6,943,750	6,958,214
Epicor Software Corp. bank term loan FRN Ser. B, 4s, 2018	2,651,714	2,640,444
First Data Corp. bank term loan FRN 4.155s, 2021	1,541,750	1,536,932
First Data Corp. bank term loan FRN Ser. B, 3.655s, 2018	6,500,000	6,424,165
Freescale Semiconductor, Inc. bank term loan FRN Ser. B4, 4 1/4s, 2020	5,236,474	5,216,837
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	1,476,281	1,479,049
Infor US, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	1,951,216	1,931,704

Floating Rate Income Fund     29

SENIOR LOANS (87.3%)*[c] cont.	Principal amount	Value
Technology cont.
Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	$3,581,104	$3,546,414
Syniverse Holdings, Inc. bank term loan FRN 4s, 2019	2,423,804	2,399,566
		48,450,142
Textiles (0.4%)
Stuart Weitzman Acquistion Co., LLC bank term loan FRN Ser. B, 4 1/2s, 2020	4,000,000	3,970,000
		3,970,000
Transportation (1.4%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	1,500,000	1,507,500
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B1, 5s, 2018	3,952,724	3,962,606
Livingston International, Inc. bank term loan FRN 9s, 2020 (Canada)	1,466,087	1,473,417
Livingston International, Inc. bank term loan FRN 5s, 2019 (Canada)	3,952,519	3,930,286
Swift Transportation Company, LLC bank term loan FRN Ser. B, 3 3/4s, 2021	1,995,000	1,992,506
		12,866,315
Utilities and power (2.2%)
Calpine Construction Finance Co. LP bank term loan FRN Ser. B, 3s, 2020	2,376,000	2,326,501
Calpine Construction Finance Co. LP bank term loan FRN Ser. B2, 3 1/4s, 2022	1,790,981	1,761,878
Calpine Corp. bank term loan FRN Ser. B3, 4s, 2019	2,947,500	2,938,658
Energy Future Intermediate Holding Co., LLC bank term loan FRN 4 1/4s, 2016	1,761,417	1,766,555
Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	5,570,000	5,485,871
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.652s, 2017	6,830,362	5,267,917
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.652s, 2017	90,628	69,897
		19,617,277
Total senior loans (cost $792,759,765)		$791,519,703

CORPORATE BONDS AND NOTES (9.4%)*	Principal amount	Value
Basic materials (1.6%)
Cemex SAB de CV 144A company guaranty sr. FRN notes 4.984s, 2018 (Mexico)	$1,500,000	$1,593,750
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	2,250,000	2,334,375
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	1,750,000	1,920,625
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	1,710,000	1,825,425
PQ Corp. 144A sr. notes 8 3/4s, 2018	1,934,000	2,071,798
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	1,765,000	1,879,725
Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020 (Belgium)	1,100,000	1,210,000
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,120,000	1,234,800
		14,070,498

30     Floating Rate Income Fund

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value
Capital goods (0.6%)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A FRN 3.232s, 2019 (Ireland)	$2,215,000	$2,203,925
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	2,198,000	2,324,385
Novafives SAS 144A FRN 4.206s, 2020 (France)	1,000,000	1,313,973
		5,842,283
Communication services (1.4%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,148,000	1,308,720
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,950,000	1,981,688
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018	1,062,000	1,087,223
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/4s, 2019 (Bermuda)	1,500,000	1,582,500
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)	1,000,000	1,047,500
Numericable Group SA 144A sr. notes 4 7/8s, 2019 (France)	2,050,000	2,075,625
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	2,000,000	2,377,500
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	1,000,000	1,115,000
		12,575,756
Consumer cyclicals (1.2%)
Ceridian, LLC/Comdata, Inc. 144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2017	1,274,000	1,293,110
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	1,000,000	1,072,500
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	2,000,000	2,075,000
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	815,000	859,825
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	2,000,000	2,235,000
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Netherlands)	1,815,000	2,019,188
Standard Pacific Corp. company guaranty sr. unsec. notes 8 3/8s, 2018	1,000,000	1,160,000
		10,714,623
Consumer staples (0.1%)
Hertz Corp. (The) company guaranty sr. unsec. notes 4 1/4s, 2018	1,298,000	1,304,490
		1,304,490
Energy (1.2%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	1,106,000	1,175,125
Chesapeake Energy Corp. company guaranty sr. unsec. FRN notes 3.484s, 2019	5,000,000	5,050,000
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	1,500,000	1,612,500
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	425,000	457,938
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	1,270,000	1,352,550
WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	1,180,000	1,241,950
		10,890,063

Floating Rate Income Fund     31

CORPORATE BONDS AND NOTES (9.4%)* cont.	Principal amount	Value
Financials (1.3%)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 3 1/2s, 2017	$2,500,000	$2,515,625
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R	1,500,000	1,492,500
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	3,000,000	3,318,750
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2018	1,790,000	1,807,900
Provident Funding Associates LP/PFG Finance Corp. 144A sr. notes 10 1/8s, 2019	1,250,000	1,345,313
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	1,500,000	1,586,250
		12,066,338
Health care (0.4%)
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	500,000	540,000
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	1,128,000	1,160,430
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,000,000	2,185,000
		3,885,430
Technology (0.7%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,000,000	1,990,000
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	1,200,000	1,395,000
SunGard Data Systems, Inc. company guaranty sr. unsec. notes 7 3/8s, 2018	1,000,000	1,045,000
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	1,365,000	1,445,194
		5,875,194
Transportation (0.2%)
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	1,278,000	1,396,215
		1,396,215
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	1,750,000	2,016,875
AES Corp./Virginia (The) sr. unsec. FRN notes 3.229s, 2019	3,000,000	3,015,000
NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	1,500,000	1,688,988
		6,720,863
Total corporate bonds and notes (cost $84,840,145)		$85,341,753

PREFERRED STOCKS (0.1%)*	Shares	Value
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	39,050	$855,586
Total preferred stocks (cost $875,910)		$855,586

COMMON STOCKS (—%)*	Shares	Value
Harry & David Holdings, Inc. †	161	$21,896
Tribune Co. Class 1C F	591,290	147,822
Total common stocks (cost $263,934)		$169,718

32     Floating Rate Income Fund

SHORT-TERM INVESTMENTS (4.6%)*	Shares	Value
Putnam Short Term Investment Fund 0.04% L	41,949,201	$41,949,201
Total short-term investments (cost $41,949,201)		$41,949,201

TOTAL INVESTMENTS
Total investments (cost $920,688,955)	$919,835,961

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2014 through August 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $906,914,432.
†	Non-income-producing security.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
R	Real Estate Investment Trust.
U	This security, in part or in entirety, represents an unfunded loan commitment (Note 7).
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/14 (aggregate face value $5,107,045) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Euro	Sell	9/17/14	$1,314,053	$1,363,815	$49,762
HSBC Bank USA, National Association
	Canadian Dollar	Sell	10/15/14	471,619	480,571	8,952
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/15/14	911,907	929,142	17,235
UBS AG
	Canadian Dollar	Sell	10/15/14	2,290,102	2,333,517	43,415
Total						$119,364

Floating Rate Income Fund     33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$147,822
Consumer staples	—	21,896	—
Total common stocks	—	21,896	147,822
Corporate bonds and notes	—	85,341,753	—
Preferred stocks	855,586	—	—
Senior loans	—	791,519,703	—
Short-term investments	41,949,201	—	—
Totals by level	$42,804,787	$876,883,352	$147,822

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$119,364	$—
Totals by level	$—	$119,364	$—
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

34     Floating Rate Income Fund

Statement of assets and liabilities 8/31/14 (Unaudited)
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $878,739,754)	$877,886,760
Affiliated issuers (identified cost $41,949,201) (Notes 1 and 5)	41,949,201
Cash	692,837
Foreign currency (cost $15,953) (Note 1)	15,953
Interest and other receivables	5,908,586
Receivable for shares of the fund sold	3,687,215
Receivable for investments sold	28,236,341
Unrealized appreciation on forward currency contracts (Note 1)	119,364
Prepaid assets	63,592
Total assets	958,559,849
LIABILITIES
Payable for investments purchased	47,473,625
Payable for purchases of delayed delivery securities (Notes 1 and 7)	249,639
Payable for shares of the fund repurchased	1,638,587
Payable for compensation of Manager (Note 2)	433,199
Payable for custodian fees (Note 2)	8,395
Payable for investor servicing fees (Note 2)	195,200
Payable for Trustee compensation and expenses (Note 2)	106,730
Payable for administrative services (Note 2)	3,110
Payable for distribution fees (Note 2)	287,445
Distributions payable to shareholders	1,072,297
Other accrued expenses	177,190
Total liabilities	51,645,417
Net assets	$906,914,432

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$970,616,003
Distributions in excess of net investment income (Note 1)	(447,106)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(62,520,466)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(733,999)
Total — Representing net assets applicable to capital shares outstanding	$906,914,432
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund     35

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($387,850,513 divided by 43,336,821 shares)	$8.95
	Offering price per class A share (100/99.00 of $8.95)*	$9.04
	Net asset value and offering price per class B share ($18,428,554 divided by 2,060,154 shares)**	$8.95
	Net asset value and offering price per class C share ($125,480,051 divided by 14,030,295 shares)**	$8.94
	Net asset value and redemption price per class M share ($5,119,266 divided by 572,162 shares)	$8.95
	Offering price per class M share (100/99.25 of $8.95)*	$9.02
	Net asset value, offering price and redemption price per class R share ($546,761 divided by 61,130 shares)	$8.94
	Net asset value, offering price and redemption price per class Y share ($369,489,287 divided by 41,249,424 shares)	$8.96
*	On single retail sales of less than $500,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36     Floating Rate Income Fund

Statement of operations Six months ended 8/31/14 (Unaudited)
INVESTMENT INCOME
Interest (including interest income of $11,125 from investments in affiliated issuers) (Note 5)	$22,411,528
Dividends	43,672
Total investment income	22,455,200
EXPENSES
Compensation of Manager (Note 2)	2,697,728
Investor servicing fees (Note 2)	616,527
Custodian fees (Note 2)	19,593
Trustee compensation and expenses (Note 2)	27,255
Distribution fees (Note 2)	1,222,315
Administrative services (Note 2)	9,370
Other	166,426
Total expenses	4,759,214
Expense reduction (Note 2)	(1,140)
Net expenses	4,758,074
Net investment income	17,697,126

Net realized gain on investments (Notes 1 and 3)	2,892,941
Net realized loss on foreign currency transactions (Note 1)	(20,270)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(13,707)
Net unrealized depreciation of investments during the period	(8,900,143)
Net loss on investments	(6,041,179)
Net increase in net assets resulting from operations	$11,655,947

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund     37

	Statement of changes in net assets
	INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/14*	Year ended 2/28/14
	Operations:
	Net investment income	$17,697,126	$33,292,116
	Net realized gain on investments and foreign currency transactions	2,872,671	2,675,679
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(8,913,850)	3,342,699
	Net increase in net assets resulting from operations	11,655,947	39,310,494
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(7,650,562)	(14,508,587)
	Class B	(323,870)	(606,571)
	Class C	(1,810,649)	(3,544,573)
	Class M	(97,330)	(229,875)
	Class R	(9,892)	(17,689)
	Class Y	(7,371,969)	(14,387,246)
	Redemption fees (Note 1)	—	6,743
	Increase (decrease) from capital share transactions (Note 4)	(85,703,654)	322,029,560
	Total increase (decrease) in net assets	(91,311,979)	328,052,256
	NET ASSETS
	Beginning of period	998,226,411	670,174,155
	End of period (including distributions in excess of net investment income of $447,106 and $879,960, respectively)	$906,914,432	$998,226,411
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

38     Floating Rate Income Fund

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Floating Rate Income Fund     39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
August 31, 2014**	$9.00	.17	(.06)	.11	(.16)	—	(.16)	—	$8.95	1.24*	$387,851	.50*	1.85*	56*
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[e]	9.00	4.68	443,679	1.02	3.85	127
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[e]	8.94	7.42	293,610	1.03	4.81	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[e]	(.42)	—[e]	8.75	2.91	217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—[e]	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	—	(.35)	—[e]	8.63	32.11	176,057	1.10[d]	4.28[d]	54
Class B
August 31, 2014**	$9.00	.16	(.06)	.10	(.15)	—	(.15)	—	$8.95	1.14*	$18,429	.60*	1.75*	56*
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[e]	9.00	4.47	19,546	1.22	3.65	127
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[e]	8.94	7.21	11,837	1.23	4.61	90
February 29, 2012	8.93	.40	(.17)	.23	(.41)	—[e]	(.41)	—[e]	8.75	2.76	9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—[e]	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	—	(.30)	—[e]	8.62	31.37	8,881	1.70[d]	3.66[d]	54
Class C
August 31, 2014**	$9.00	.13	(.06)	.07	(.13)	—	(.13)	—	$8.94	.75*	$125,480	.87*	1.48*	56*
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[e]	9.00	4.01	126,350	1.77	3.11	127
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[e]	8.93	6.51	91,013	1.78	4.06	90
February 29, 2012	8.93	.35	(.17)	.18	(.36)	—[e]	(.36)	—[e]	8.75	2.15	81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—[e]	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	—	(.29)	—[e]	8.62	31.02	62,008	1.85[d]	3.52[d]	54
Class M
August 31, 2014**	$9.00	.16	(.05)	.11	(.16)	—	(.16)	—	$8.95	1.22*	$5,119	.52*	1.83*	56*
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[e]	9.00	4.63	5,646	1.07	3.82	127
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[e]	8.94	7.37	5,592	1.08	4.78	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[e]	(.42)	—[e]	8.75	2.88	4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—[e]	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	—	(.34)	—[e]	8.63	31.91	2,956	1.25[d]	4.13[d]	54
Class R
August 31, 2014**	$9.00	.16	(.07)	.09	(.15)	—	(.15)	—	$8.94	1.00*	$547	.62*	1.73*	56*
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[e]	9.00	4.42	635	1.27	3.61	127
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[e]	8.94	7.16	468	1.28	4.56	90
February 29, 2012	8.93	.39	(.17)	.22	(.40)	—[e]	(.40)	—[e]	8.75	2.66	509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—[e]	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	—	(.33)	—[e]	8.63	31.82	231	1.35[d]	4.05[d]	54
Class Y
August 31, 2014**	$9.01	.18	(.06)	.12	(.17)	—	(.17)	—	$8.96	1.37*	$369,489	.37*	1.98*	56*
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[e]	9.01	4.94	402,370.77		4.10	127
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[e]	8.95	7.69	267,654.78		5.06	90
February 29, 2012	8.94	.44	(.18)	.26	(.44)	—[e]	(.44)	—[e]	8.76	3.19	126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—[e]	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	—	(.37)	—[e]	8.63	32.43	89,479	.85[d]	4.52[d]	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	Floating Rate Income Fund	Floating Rate Income Fund	41

Financial highlights (Continued)

*Not annualized.

**Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.07% of average net assets for the period ended February 28, 2010.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42     Floating Rate Income Fund

Notes to financial statements 8/31/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2014 through August 31, 2014.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on Class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Floating Rate Income Fund     43

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

44     Floating Rate Income Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Floating Rate Income Fund     45

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2014, the fund had a capital loss carryover of $64,886,900 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$22,691,450	N/A	$22,691,450	February 28, 2017
42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $921,195,192, resulting in gross unrealized appreciation and depreciation of $3,676,535 and $5,035,766, respectively, or net unrealized depreciation of $1,359,231.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

46     Floating Rate Income Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$272,982
Class B	12,217
Class C	81,508
Class M	3,521
Class R	380
Class Y	245,919
Total	$616,527

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,140 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $547, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$532,904
Class B	42,932
Class C	636,753
Class M	8,242
Class R	1,484
Total	$1,222,315

Floating Rate Income Fund     47

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $91 and $90 from the sale of class A and class M shares, respectively, and received $1,446 and $4,804 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $517,388,472 and $601,599,919, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/14		Year ended 2/28/14
Class A	Shares	Amount	Shares	Amount
Shares sold	6,969,644	$62,610,577	29,685,772	$266,273,132
Shares issued in connection with reinvestment of distributions	759,107	6,814,345	1,414,836	12,693,068
	7,728,751	69,424,922	31,100,608	278,966,200
Shares repurchased	(13,676,135)	(122,776,535)	(14,661,899)	(131,523,831)
Net increase (decrease)	(5,947,384)	$(53,351,613)	16,438,709	$147,442,369

	Six months ended 8/31/14		Year ended 2/28/14
Class B	Shares	Amount	Shares	Amount
Shares sold	133,686	$1,199,923	1,269,377	$11,367,266
Shares issued in connection with reinvestment of distributions	31,824	285,622	60,023	538,289
	165,510	1,485,545	1,329,400	11,905,555
Shares repurchased	(277,616)	(2,493,052)	(481,935)	(4,323,648)
Net increase (decrease)	(112,106)	$(1,007,507)	847,465	$7,581,907

	Six months ended 8/31/14		Year ended 2/28/14
Class C	Shares	Amount	Shares	Amount
Shares sold	1,473,062	$13,216,816	6,171,837	$55,307,043
Shares issued in connection with reinvestment of distributions	176,399	1,582,557	346,658	3,107,829
	1,649,461	14,799,373	6,518,495	58,414,872
Shares repurchased	(1,664,192)	(14,940,438)	(2,662,027)	(23,878,874)
Net increase (decrease)	(14,731)	$(141,065)	3,856,468	$34,535,998

48     Floating Rate Income Fund

	Six months ended 8/31/14		Year ended 2/28/14
Class M	Shares	Amount	Shares	Amount
Shares sold	47,787	$429,039	231,752	$2,078,902
Shares issued in connection with reinvestment of distributions	10,194	91,511	24,593	220,591
	57,981	520,550	256,345	2,299,493
Shares repurchased	(113,169)	(1,016,840)	(254,680)	(2,286,507)
Net increase (decrease)	(55,188)	$(496,290)	1,665	$12,986

	Six months ended 8/31/14		Year ended 2/28/14
Class R	Shares	Amount	Shares	Amount
Shares sold	5,689	$51,012	34,373	$308,984
Shares issued in connection with reinvestment of distributions	1,090	9,781	1,963	17,614
	6,779	60,793	36,336	326,598
Shares repurchased	(16,203)	(145,639)	(18,187)	(163,304)
Net increase (decrease)	(9,424)	$(84,846)	18,149	$163,294

	Six months ended 8/31/14		Year ended 2/28/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	10,368,938	$93,216,382	29,907,129	$268,541,531
Shares issued in connection with reinvestment of distributions	326,697	2,935,869	597,835	5,369,111
	10,695,635	96,152,251	30,504,964	273,910,642
Shares repurchased	(14,104,617)	(126,774,584)	(15,765,613)	(141,617,636)
Net increase (decrease)	(3,408,982)	$(30,622,333)	14,739,351	$132,293,006

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$49,886,929	$265,763,806	$273,701,534	$11,125	$41,949,201
Totals	$49,886,929	$265,763,806	$273,701,534	$11,125	$41,949,201

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Floating Rate Income Fund     49

Note 7: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $249,639, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments
Polymer Group, Inc.	$249,639
Totals	$249,639

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$4,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$119,364	Payables	$—
Total		$119,364		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(19,542)	$(19,542)
Total	$(19,542)	$(19,542)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(13,426)	$(13,426)
Total	$(13,426)	$(13,426)

50     Floating Rate Income Fund

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	UBS AG	Total
Assets:
Forward currency contracts#	$49,762	$8,952	$17,235	$43,415	$119,364
Total Assets	$49,762	$8,952	$17,235	$43,415	$119,364
Liabilities:
Forward currency contracts#	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$49,762	$8,952	$17,235	$43,415	$119,364
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$49,762	$8,952	$17,235	$43,415

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement. (Note 1)
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Floating Rate Income Fund     51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52     Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA096
290160 10/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2014